LOOMIS SAYLES GROWTH FUND

Supplement dated April 24, 2020 to the Statement of Additional Information of the Loomis

Sayles Growth Fund (the "Fund"), dated February 1, 2020, as may be revised or supplemented from time to time.

Effective immediately, the first paragraph in the sub-section entitled "Equity Funds' Portfolio Managers" within the section "Portfolio Managers' Compensation" is hereby amended and restated as follows:

Equity Funds' Portfolio Managers (except for Mr. Hamzaogullari)

While mutual fund performance and asset size do not directly contribute to the compensation calculation, investment performance for equity managers is measured by comparing the performance of Loomis Sayles' institutional composites to the performance of the applicable Morningstar peer group and/or the Lipper universe. Generally speaking, the performance of the respective product's fund is compared against the applicable Morningstar peer group and/or the Lipper universe. To the extent the majority of assets managed in the fund strategy are for institutional separate accounts, the eVestment Alliance institutional peer group will also be used as an additional comparison. In situations where substantially all of the assets for the strategy are institutional, the institutional peer group will be used as the primary method of comparison. A manager's performance relative to the peer group for the 1, 3 and 5 year periods (3, 5 and 10 years for large cap growth, all cap growth and global growth), or since the start of the manager's tenure, if shorter, is used to calculate the amount of variable compensation payable due to performance. Longer-term performance is typically weighted more than shorter-term performance. In addition, the performance measurement for equity compensation usually incorporates a consistency metric using longer term rolling return compared to peer group over a sustained measurement period, however, the exact method may be adjusted to a product's particular style. If a manager is responsible for more than one product, the rankings of each product are weighted based on relative revenue of accounts represented in each product. An external benchmark is used as a secondary comparison. The external benchmark used for the investment style utilized for the equity Fund is noted in the following table:

FUND	MANAGER BENCHMARK
Global Allocation Fund	MSCI All Country World Index (Net)
Blended Index (60% MSCI All Country
World Index (Net)/ 40% Bloomberg
Barclays Global Aggregate Bond Index)